SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C.   20549


                                       Form 8-K

                   Current Report Pursuant to Section l3 or l5(d) of
                              The Securities Act of 1934



Date of Report (Date of earliest event reported)  April 4, 1995


                                 PPG INDUSTRIES, INC.

              (Exact name of registrant as specified in its charter)



Pennsylvania		   	1-1687         25-0730780

(State or other	            (Commission     (I.R.S. Employer
 jurisdiction               File Number)   Identification No.)
 of incorporation)



One PPG Place, Pittsburgh, Pennsylvania			    15272

(Address of principal executive offices)		 (Zip Code)



Registrant's telephone number, including area code  (412) 434-3131


                                  Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.	Other Events

  	On April 4, 1995, PPG Industries, Inc. issued the press release attached hereto as Exhibit 20, which is incorporated by reference herein.


Item 7.	Exhibit

	  (20) PPG Industries, Inc. press release dated April 4, 1995.




                               SIGNATURE


	  	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              	     PPG INDUSTRIES, INC.
                                        (Registrant)




                                     /s/ W. H. Hernandez
                                     W. H. Hernandez
                                     Senior Vice President, Finance


Date:  April 5, 1995

                             INDEX TO EXHIBITS


Exhibit                    Sequential Page Reference

20 - Press Release